MENTOR INSTITUTIONAL TRUST
CASH MANAGEMENT AND FIXED-INCOME PORTFOLIOS
SEMI-ANNUAL REPORT, APRIL 30, 1997
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------

It is our privilege to send you the Mentor Institutional Trust Semi-Annual Report for the six-month period ended April 30, 1997.

The Trust is part of Mentor Investment Group, a firm that provides diversified investment management services to a broad range of investors including corporations, foundations, endowments, municipalities, public funds, and individual investors. Seven different investment styles are available to investors through Mentor, in both mutual funds and separately-invested portfolios. The report that follows represents the three fixed-income Portfolios of the Trust.

The Board of Trustees has approved changes to the investment policy of the

                             MENTOR INVESTMENT GROUP
                             SEVEN  INVESTMENT STYLES


                                   [GRAPH]

 Higher
             Small/Mid-Capitalization Growth

             Global/International Equity Growth
 Reward
             Large-Capitalization Quality Growth

             Tactical Asset Allocation

             Balanced Management

             Active Fixed Income

             Cash Management

 Lower                        Risk                     Higher

MENTOR INSTITUTIONAL TRUST
CASH MANAGEMENT AND FIXED-INCOME PORTFOLIOS
SEMI-ANNUAL REPORT, APRIL 30, 1997
MESSAGE FROM THE CHAIRMAN AND PRESIDENT (CONTINUED)
--------------------------------------------------------------------------------

Fixed-Income Portfolio. The proposed changes are intended to give Mentor Investment Advisors, the Portfolio's manager, greater freedom to seek to fulfill the Portfolio's investment objectives. The Portfolio will continue to seek a high level of long-term total return and, as a secondary objective, preservation of capital. The changes will enable the advisor to invest in a broader range of securities, and to use additional investment strategies to achieve the Portfolio's objectives.

The new investment guidelines are in line with industry standards and are similar to those of the Mentor Short-Duration Portfolio and the Mentor Quality Income Portfolio. The changes include:

INVESTMENT IN A BROADER RANGE OF SECURITIES. The advisor will continue to invest most of the Portfolio's assets in fixed-income securities. It will also be permitted to invest in income-producing equity securities, including preferred stocks, convertible securities, and dividend-paying common stocks. The Portfolio will also be permitted to invest up to 25% of its assets in foreign securities. In addition, the advisor will be able to invest in debt instruments that entail investment leverage, such as residual interests. While those instruments include the risks of leveraged investments, they may be of great value in managing the duration and volatility of the Portfolio.

PORTFOLIO CREDIT QUALITY. In broadening the investment mandate of the Portfolio, the Trustees of the Portfolio continue to recognize the need to maintain high quality standards. The advisor will at all times seek to maintain a dollar-weighted credit quality of at least A, a more stringent requirement than now defined by investment policy.

USE OF INTEREST-RATE TRANSACTIONS. The advisor will be permitted to enter into various types of interest-rate transactions, such as interest-rate swaps. These transactions may provide an additional means to protect the value of the securities held in the Portfolio from interest-rate fluctuations, and to adjust the interest-rate sensitivity of the Portfolio overall.

INVESTMENTS IN LOWER-RATED SECURITIES. The advisor will have the ability to invest up to 10% of its assets in securities rated below investment-grade (but rated at least B by Moody's or Standard & Poor's), and in unrated securities determined by the advisor to be of comparable quality. Again, the advisor will at all times seek to maintain the more stringent requirement of a dollar-weighted average

MENTOR INSTITUTIONAL TRUST
CASH MANAGEMENT AND FIXED-INCOME PORTFOLIOS
SEMI-ANNUAL REPORT, APRIL 30, 1997
MESSAGE FROM THE CHAIRMAN AND PRESIDENT (CONTINUED)
--------------------------------------------------------------------------------
credit quality of at least A. The lower-rated investments may give the advisor the ability to increase the Portfolio's current yield and potential for total return while not unduly increasing its credit risk.

The Semi-Annual Report that follows provides commentaries from the management teams of the Trust's U.S. Government Cash, Intermediate Duration, and Fixed-Income Portfolios, presenting their perspectives on the markets and their strategies for investing your assets. Complete performance information for each Portfolio, relative to the appropriate index, is also included.

Please review the information carefully. Should you have questions, please call your financial consultant, or call us directly, (800)382-0016. On behalf of all of us at Mentor Investment Group, we thank you for your investment in the fixed-income Portfolios of Mentor Institutional Trust.

Sincerely,

/s/ Daniel J. Ludeman                                    /s/ Paul F. Costello
------------------------------                           -----------------------
Daniel J. Ludeman                                        Paul F. Costello
Chairman and CEO                                         President



                                     [LOGO]

                               THE MENTOR MISSION
Our mission is to provide professional investment management services through a firm that is second to none in the quality of its investment process, the skill and training of its professionals, and the commitment, shared by all its associates, to deliver the highest level of service and ethical behavior to clients.

FOR MORE INFORMATION AND PROSPECTUSES FOR MENTOR FUNDS AND THE PORTFOLIOS OF MENTOR INSTITUTIONAL TRUST, PLEASE CALL US, (800)382-0016, OR CONTACT YOUR FINANCIAL CONSULTANT. THE PROSPECTUSES CONTAIN COMPLETE INFORMATION REGARDING FEES, SALES CHARGES, AND EXPENSES. PLEASE READ THEM CAREFULLY BEFORE INVESTING OR SENDING MONEY.

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

The six-month period ending April 30, 1997 was an eventful one for both the money markets and the Mentor U.S. Government Cash Management Portfolio. It marked the Portfolio's initial period of operation as an all-government fund. In addition, during this period, it was designated by Standard & Poor's Corporation as a AAAm-rated fund.

In the money markets, the Federal Reserve's neutral monetary policy came to an end when, on March 25, short rates were raised 0.25%. It was the Fed's first action since January, 1996, one of the longest neutral periods in recent memory, but the period nevertheless witnessed considerable volatility, caused by speculation over the timing of the Fed's next move.

THE ECONOMY AND THE MARKET
For most of the period, the economy maintained a remarkable pattern of moderate growth with low inflation. We seemed to be moving ahead at just the right speed, requiring the application of neither the accelerator nor the brake. It was inevitable, however, that slow but persistent economic growth should sooner or later lead to concerns about inflation. With this concern, the Fed decided to act, choosing to make a pre-emptive strike before inflation actually surfaced. First-quarter economic data revealed a definite pick-up in the rate of growth, indicating that inflation trouble could be drawing near.

INVESTMENT OUTLOOK
Along with higher rates came a steeper yield curve. The spread between 90-day and one-year bills, for example, at 0.35% as recently as January, finished April at about 0.70%. This is a clear indication that market participants expect further Fed increases as 1997 progresses. We think it's too early to tell, but if the present pace of economic activity continues, we agree that such additional moves are likely.

An active Federal Reserve policy presents an exceptional challenge to the skills of portfolio managers. Discipline and market-timing are required to provide a competitive return during such periods of rapidly changing rates, while our focus must remain on maintaining Mentor's high quality standards and providing for all client liquidity needs. Our philosophy is that the Portfolio's primary purpose is to assure safety of principal and provide funds when needed. Our conservative investment policies combined with our new posture as an all-government fund should assist us in better serving our shareholders in the period ahead.

Sincerely,

Cash Management Team

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
INTERMEDIATE DURATION AND FIXED-INCOME PORTFOLIOS
--------------------------------------------------------------------------------

MARKET CONDITIONS
During the six-month period ended April 30, 1997 fixed-income interest rates increased across the yield curve. Two-year and 10-year treasuries yielded 6.27% and 6.71% respectively on April 30, 1997, up 0.54% and 0.37% from levels six months earlier.

The final two months of 1996 and the early part of 1997 saw interest rates fall modestly. During February, however, as economic statistics showed increasing strength, market participants began to assume that the Federal Reserve would soon intervene to slow economic growth and the prospect of inflation. The markets reacted accordingly, with rates trending upward during the February through April period. The Fed's decision to raise the Fed Funds rate by 0.25% to 5.50% at its late-March Open Market Committee meeting confirmed the market's assumption that tighter monetary policy was necessary. We suspect that additional increases in the Fed Funds rate will be required in the coming months, but that the cumulative rate adjustment required will be moderate relative to past standards.

PERFORMANCE
For the six-month period ended April 30, 1997, the Mentor Intermediate Duration Portfolio returned 2.27%, 0.52% above the 1.75% of its Lehman Brothers Intermediate Government/Corporate Bond Index benchmark.* The Mentor Fixed-Income Portfolio returned 1.58% for the six months ending April 30, 1997, 0.29% above the 1.29% return of its Lehman Brothers Government/Corporate Bond Index benchmark.**

Throughout the period we continued to seek to add value through security selection, sector allocation, and yield curve-weighting strategies.*** We chose to make only limited duration tilts, generally maintaining a portfolio duration approximating that of our benchmarks. Our analysis led us to believe that there was not enough clear evidence pointing toward either a higher or lower interest rate environment to warrant a material increase or decrease in the Portfolios' durations, and resulting relative interest-rate sensitivity. While our overall duration stance has been largely neutral, we have felt strongly that certain sectors of the yield curve were more attractively valued than others. As a result, we have

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
INTERMEDIATE DURATION AND FIXED-INCOME PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------
recently employed strategies for under-weighting the short sector of the curve, while modestly over-weighting longer areas of the curve.

As the period came to a close and the fixed-income markets weakened in the face of strong economic statistics and Fed intervention, we chose to move the Portfolios to a higher weighting of treasury securities. We therefore sold part of our position in securities which appear to be the most vulnerable to continued Fed tightenings.

MARKET OUTLOOK
As noted previously, we believe that the recent Fed tightening is likely to be the first of several moderate interest rate increases in the coming months. This is likely to lead to choppy markets during the early part of the upcoming quarter and perhaps to continued weakness in the short-term. However, we strongly feel that the Fed's current inflation vigilance is laying the groundwork for bullish long-term prospects for the fixed-income markets. When compared to other asset classes, and when compared to current levels of inflation, we believe that a 30-year bond yielding in excess of 7% represents compelling value. We plan to remain patient as we look for opportunities to extend duration, realizing through experience that markets often over-react in the short-term before establishing trends in keeping with long-term market fundamentals.

Sincerely,

Fixed-Income Management Team

  * The Lehman Brothers Intermediate Government/Corporate Bond Index is commonly used to compare performance of income-oriented portfolios and includes treasuries, agencies, and publicly-issued, fixed-rate, non-convertible, investment-grade, dollar-denominated debt. Investors cannot invest in the Index.

 ** The Lehman Brothers Government/Corporate Bond Index is commonly used to compare performance of income-oriented portfolios and includes treasuries, agencies, and publicly-issued, fixed-rate, non-convertible, investment-grade, dollar-denominated debt. Investors can not invest in the Index.

*** While the portfolio managers will endeavor to manage the portfolio in accordance with an active fixed-income investment process, there are no guarantees that they will be successful. Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures represent change in investment value after re-investing all distributions.

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
INTERMEDIATE DURATION AND FIXED-INCOME PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISONS

                          MENTOR INTERMEDIATE DURATION
                                   PORTFOLIO

                                    [GRAPH]

              Mentor Intermediate     Lehman Brothers

12/94            10,000                    10,000
 1/95            10,147                    10,204
 2/95            10,340                    10,415
 3/95            10,401                    10,474
 4/95            10,523                    10,604
 5/95            10,858                    10,924
 6/95            10,940                    10,997
 7/95            10,915                    10,999
 8/95            11,025                    11,099
 9/95            11,111                    11,179
10/95            11,238                    11,303
11/95            11,385                    11,451
12/95            11,518                    11,571
 1/96            11,617                    11,670
 2/96            11,491                    11,534
 3/96            11,420                    11,475
 4/96            11,357                    11,435
 5/96            11,348                    11,426
 6/96            11,467                    11,547
 7/96            11,504                    11,582
 8/96            11,550                    11,591
 9/96            11,700                    11,752
10/96            11,901                    11,960
11/96            12,063                    12,118
12/96            12,035                    12,040
 1/97            12,083                    12,087
 2/97            12,121                    12,110
 3/97            12,044                    12,027
 4/97            12,171                    12,169

        Average Annual Returns as of 4/30/97

           1-Year        Since Inception+
           7.17%               8.66%


                              MENTOR FIXED-INCOME
                                   PORTFOLIO

                                    [GRAPH]

                 Mentor Fixed          Lehman Brothers
                   Income

12/94            10,000                     10,000
 1/95            10,196                     10,192
 2/95            10,421                     10,428
 3/95            10,511                     10,498
 4/95            10,625                     10,644
 5/95            11,092                     11,090
 6/95            11,215                     11,179
 7/95            11,131                     11,135
 8/95            11,290                     11,278
 9/95            11,407                     11,393
10/95            11,593                     11,560
11/95            11,785                     11,751
12/95            11,974                     11,924
 1/96            12,046                     11,998
 2/96            11,802                     11,743
 3/96            11,676                     11,645
 4/96            11,575                     11,564
 5/96            11,539                     11,545
 6/96            11,688                     11,700
 7/96            11,716                     11,726
 8/96            11,688                     11,698
 9/96            11,885                     11,907
10/96            12,158                     12,184
11/96            12,384                     12,408
12/96            12,262                     12,270
 1/97            12,271                     12,285
 2/97            12,309                     12,311
 3/97            12,165                     12,164
 4/97            12,350                     12,342

            Average Annual Returns as of 4/30/97

            1-Year             Since Inception++
            6.69%                     9.19%



The graphs compare the investment performance of each Portfolio, from inception, to an appropriate broad-based securities index. Each graph reflects the performance of a $10,000 investment from the date of inception through April 30, 1997. Returns do not reflect taxes payable on distributions.

In comparing the performance of a Portfolio to an index, please recognize that market indexes do not take into account brokerage commissions that would be incurred if the individual securities of the index were purchased. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

The performance data quoted in this report are historical and do not predict future investment results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance is cited as of April 30, 1997, and includes changes in share price and reinvestment of dividends and capital gains. Because shares of the Portfolios of the Trust can only be purchased in individually-managed accounts, the performance return information does not reflect the investment advisory fees charged at each account level.

+ Reflects operations of Mentor Intermediate Duration Portfolio from the date of initial public investment on 12/19/94 through 4/30/97.

++ Reflects operations of Mentor Fixed-Income Portfolio from the date of initial public investment on 12/6/94 through 4/30/97.

MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                      Percent of              Principal
                                                      Net Assets               Amount            Value
----------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES               71.11%

  Federal Home Loan Bank,
     5.20%, 5/01/97                                                          $10,370,000      $ 10,370,000
     5.29%, 9/24/97                                                           10,000,000         9,785,461
     5.00%, 12/10/97 (a)                                                      20,000,000        19,995,288
  Federal Farm Credit Bank,
     5.26%, 7/29/97                                                           10,000,000         9,869,961
     5.30%, 11/17/97                                                           6,450,000         6,260,083
     5.30%, 11/24/97                                                          10,000,000         9,695,250
  Federal Home Loan Mortgage Corporation,
     5.23%, 5/05/97                                                           15,000,000        14,991,283
     5.47%, 6/09/97                                                           13,850,000        13,767,927
     5.47%, 6/09/97                                                           10,000,000         9,940,742
     5.48%, 6/12/97                                                           10,300,000        10,234,149
  Federal National Mortgage Association,
     5.24%, 5/02/97                                                           15,000,000        14,997,819
     5.74%, 1/15/98 (a)                                                       15,000,000        14,994,795
  Student Loan Marketing Association,
     5.51%, 5/08/97                                                            7,500,000         7,500,000
     5.56%, 6/12/97 (a)                                                       10,000,000        10,000,000
     5.48%, 6/30/97                                                           15,000,000        14,863,000
     5.60%, 8/04/97 (a)                                                        2,000,000         1,999,902
     5.57%, 2/5/98 (a)                                                        15,000,000        14,994,933
----------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES                                                  194,260,594
----------------------------------------------------------------------------------------------------------

MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                      Percent of              Principal
                                                      Net Assets               Amount            Value
----------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS                                 29.00%

  Dean Witter
     Dated 4/30/97, 5.51%, due 5/1/97,
     collateralized by $7,847,000 U.S.
     Treasury Note, 8.50%, 2/15/20,
     and $1,826,000 U.S. Treasury Bond, 8.50%,
     8/15/97, market value $10,200,849, (cost
     $10,000,000)                                                            $10,000,000      $ 10,000,000

  Goldman, Sachs & Company
     Dated 4/30/97, 5.51%, due 5/1/97,
     collateralized by $46,337,093
     Federal National Mortgage
     Association, 7.13% 10/1/97,
     market value $45,089,970
     (cost $44,205,852)                                                       44,205,852        44,205,852

  Lehman Brothers, Inc.
     Dated 4/9/97, 5.49%, due 5/12/97,
     collateralized by $26,761,935
     Federal Home Loan Mortgage
     Corporation, market value $25,674,731 (cost
     $25,000,000)                                                             25,000,000        25,000,000
----------------------------------------------------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS                                                                     79,205,852
----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $273,466,446)                            100.11%                       273,466,446
----------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                    (0.11%)                          (306,620)
----------------------------------------------------------------------------------------------------------

NET ASSETS                                                       100.00%                      $273,159,826
==========================================================================================================

(a) Floating Rate Securities- The rates shown are the effective rates at April 30, 1997. Securities shown without a date are payable within five business days and are backed by credit support agreements from banks or insurance institutions.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INTERMEDIATE DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                                       Percent of    Principal      Market
                                                                       Net Assets     Amount        Value
-------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES                                                     6.91%
  Advanta Mortgage Loan Trust 1993-3,
     4.75%, 2/25/10 , CMO                                                            $ 23,972      $ 22,935
  AFC Home Equity Loan 1995-5,
     6.60%, 2/25/27, CMO                                                               14,495        14,288
  Union Acceptance Corporation,
     6.48%, 5/10/04, CMO                                                               20,000        19,743
-------------------------------------------------------------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES (COST $56,982)                                                         56,966
-------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                            13.30%
  Capital One Bank, 7.20%, 7/19/99                                                     15,000        15,025
  Lehman Brothers, Inc., 7.50%, 8/01/26                                                20,000        20,244
  Lockheed Martin Corporation, 7.20%, 5/01/36                                          15,000        15,148
  Phillips Electronics, 7.20%, 6/01/26                                                 15,000        14,816
  Salomon, Inc., 7.65%, 6/27/05                                                        15,000        15,022
  Sunamerica, Inc., 7.34%, 8/30/05                                                     15,000        14,875
  United Dominion Realty, 7.07%, 11/15/06                                              15,000        14,576
-------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $110,494)                                                               109,706
-------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                                    68.83%
  Federal Home Loan Mortgage Corporation
     6.50%, Series 1422, 2/15/07-REMIC, CMO                                            21,280        20,230
     6.50%, Series 1647 B, 11/15/08-REMIC, CMO                                         26,585        25,165
  U.S. Treasury Notes, 5.50%-7.50%,
     9/30/98-7/15/06                                                                  525,000       522,337
-------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
  (COST $571,448)                                                                                   567,732
-------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                       6.28%
     State Street Bank,
     Time Deposit, 4.25%, 5/1/97 (cost $51,826)                                        51,826        51,826
-------------------------------------------------------------------------------------------------------------

MENTOR INTERMEDIATE DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                                       Percent of                   Market
                                                                       Net Assets                   Value
-------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $790,751)                                          95.32%                  $786,230
-------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                               4.68%                    38,620
-------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                100.00%                  $824,850
=============================================================================================================

CMO-Collateralized Mortgage Obligation

REMIC-Real Estate Mortgage Investment Conduit

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                                     Percent of    Principal        Market
                                                                     Net Assets      Amount         Value
-------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES                                                  13.91%
  Advanta Home Equity Loan, 6.15%, 10/25/09                                        $1,281,964    $ 1,243,059
  Advanta Mortgage Loan Trust 1993-3, 4.75%,
     2/25/10, CMO                                                                   1,326,509      1,269,087
  AFC Home Equity Loan, 6.60%, 2/25/27, CMO                                           985,476        971,438
  AFG Receivables Trust, 6.45%-7.05%, 9/15/00-4/15/01                               1,404,630      1,394,913
  CS First Boston, 7.18%, 2/25/18                                                     980,000        952,083
  Union Acceptance Corporation, 6.48%, 5/10/04, CMO                                 1,442,000      1,423,512
-------------------------------------------------------------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES (COST $7,285,987)                                                    7,254,092
-------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                          26.70%
  Capital One Bank, 7.15%-7.20%, 7/19/99-9/15/06                                    3,085,000      3,136,572
  Lehman Brothers, Inc., 7.50%, 8/1/26                                              1,480,000      1,498,060
  Lockheed Martin Corporation, 7.20%, 5/1/36                                          985,000        994,722
  Merrill Lynch, 6.64%, 9/19/02                                                       155,000        152,472
  Norwest Corporation, 6.80%, 5/15/02                                                 270,000        268,040
  Phillips Electronics, 7.20%, 6/1/26                                               2,185,000      2,158,256
  Salomon, Inc., 7.65%, 6/27/05                                                     1,285,000      1,286,890
  Service Corporation, 7.38%, 4/15/04                                               2,000,000      2,013,114
  Sunamerica, Inc., 7.34%, 8/30/05                                                    985,000        976,784
  Travelers, Inc., 8.63%, 2/1/07                                                      180,000        194,620
  United Dominion Realty, 7.07%, 11/15/06                                           1,285,000      1,248,691
-------------------------------------------------------------------------------------------------------------

TOTAL CORPORATE BONDS (COST $13,921,802)                                                          13,928,221
-------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                                  43.05%
  Federal Home Loan Mortgage Corporation,
     6.50%, Series 1422, 2/15/07-REMIC, CMO                                         1,578,111      1,500,221
     6.50%, Series 1647 B, 11/15/08-REMIC, CMO                                      1,343,321      1,271,578
     5.00%, Series 1190 G, 11/15/20                                                 1,800,263      1,727,839
  Government National Mortgage Association,
     5.50%, 12/20/26-2/20/27, MBS                                                   2,056,912      2,043,878
  U.S. Treasury Bonds, 5.13%-7.50%,
     11/30/98-11/15/24                                                              7,590,000      7,855,812
  U.S. Treasury Notes, 5.50%-6.00%,
     9/30/98-2/15/26                                                                8,450,000      8,056,977
-------------------------------------------------------------------------------------------------------------

MENTOR FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

                                                                     Percent of    Principal        Market
                                                                     Net Assets      Amount         Value
-------------------------------------------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
  (COST $22,458,364)                                                                             $22,456,305
-------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                                    14.93%
  REPURCHASE AGREEMENT
  Goldman Sachs & Company
  Dated 4/30/97, 5.50%, due 5/1/97, collateralized by
  $8,208,250 Federal National Mortgage Association,
  7.00%, 5/1/26, market value $7,974,828
  (cost $7,792,461)                                                                $7,792,461      7,792,461
-------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $51,458,614)                                     98.59%                   51,431,079
-------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                             1.41%                      733,195
-------------------------------------------------------------------------------------------------------------

NET ASSETS                                                              100.00%                  $52,164,274
=============================================================================================================

CMO-Collateralized Mortgage Obligation

MBS-Mortgage Backed Securities

REMIC-Real Estate Mortgage Investment Conduit

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

                                                          Mentor U.S.
                                                           Government
                                                              Cash              Mentor             Mentor
                                                           Management        Intermediate       Fixed-Income
                                                           Portfolio      Duration Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, at market value* (Note 2)
     Investment securities                                $194,260,594         $786,230         $43,638,618
     Repurchase agreements                                  79,205,852                -           7,792,461
------------------------------------------------------------------------------------------------------------
     Total investments                                     273,466,446          786,230          51,431,079
------------------------------------------------------------------------------------------------------------
  Cash                                                          23,872           20,002              23,911
  Receivables
     Dividends and interest                                    885,162           12,050             665,839
     Fund shares sold                                                -                -             130,000
     Due from management company (Note 4)                       36,892           12,507              11,171
  Deferred expenses (Note 2)                                    17,870            3,503              12,147
------------------------------------------------------------------------------------------------------------
     Total assets                                          274,430,242          834,292          52,274,147
------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables
     Fund shares redeemed                                            -                -             101,694
     Dividends                                               1,235,395                -                   -
  Accrued expenses and other liabilities                        35,021            9,442               8,179
------------------------------------------------------------------------------------------------------------
     Total liabilities                                       1,270,416            9,442             109,873
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $273,159,826         $824,850         $52,164,274
============================================================================================================
Net Assets represented by:
  Additional paid-in capital                              $273,159,826         $821,562         $51,880,369
  Accumulated net investment income                                  -            8,844             338,730
  Accumulated net realized loss on investment
     transactions                                                    -           (1,036)            (27,291)
  Net unrealized depreciation on investments                         -           (4,520)            (27,534)
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $273,159,826         $824,850         $52,164,274
------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING                                         273,159,826           66,255           4,102,077
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                 $       1.00         $  12.45         $     12.72
============================================================================================================

*  Investments at cost are $273,466,446, $790,751, and $51,458,614 respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

                                                    Mentor U.S.
                                                    Government
                                                       Cash                Mentor               Mentor
                                                    Management          Intermediate         Fixed-Income
                                                     Portfolio       Duration Portfolio       Portfolio
---------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest (Note 2)                                 $6,775,324            $ 49,999            $1,592,013
---------------------------------------------------------------------------------------------------------
EXPENSES
  Custodian fees                                        46,443              11,578                12,895
  Transfer agent fees                                   22,792                 586                 8,042
  Registration expenses                                 21,170                 238                 7,304
  Shareholder reports and postage expenses               6,684                 120                 1,884
  Legal fees                                             6,582                  83                 1,532
  Audit fees                                             4,318                  54                 1,004
  Organizational expenses (Note 2)                       2,640                 622                 2,630
  Directors' fees and expenses                             439                   6                   102
  Miscellaneous                                            439                   6                   103
---------------------------------------------------------------------------------------------------------
       Total expenses                                  111,507              13,293                35,496
---------------------------------------------------------------------------------------------------------
Deduct
  Reimbursement of expenses by management
     company (Note 4)                                   36,892              12,507                11,171
---------------------------------------------------------------------------------------------------------
NET EXPENSES                                            74,615                 786                24,325
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                6,700,709              49,213             1,567,688
---------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
     Net realized gain on investments                      418              19,756                17,781
     Change in unrealized appreciation
       (depreciation) of investments                         -             (31,246)             (811,103)
---------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain
       (loss) on investments                               418             (11,490)             (793,322)
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
       operations                                   $6,701,127            $ 37,723            $  774,366
==========================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Mentor U.S. Government
                                                                               Cash Management Portfolio
                                                                             ------------------------------
                                                                              Six Months
                                                                                Ended              Year
                                                                               4/30/97            Ended
                                                                             (Unaudited)         10/31/96
-----------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income                                                      $  6,700,709      $  5,047,095
  Net realized gain (loss) on investments                                             418             3,914
  Change in unrealized appreciation (depreciation)
     of investments                                                                     -                 -
-----------------------------------------------------------------------------------------------------------
  Increase in net assets resulting from operations                              6,701,127         5,051,009
-----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income                                                     (6,700,709)       (5,047,095)
     Net realized gain on investments                                                (418)           (3,914)
-----------------------------------------------------------------------------------------------------------
     Net decrease from distributions                                           (6,701,127)       (5,051,009)
-----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 7)
     Net proceeds from sale of shares                                         337,439,045       169,019,163
     Reinvested distributions                                                   5,786,996         4,642,653
     Cost of shares redeemed                                                 (158,039,443)     (155,685,567)
-----------------------------------------------------------------------------------------------------------
     Change in net assets from capital share transactions                     185,186,598        17,976,249
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                             185,186,598        17,976,249

NET ASSETS
     Beginning of period                                                       87,973,228        69,996,979
-----------------------------------------------------------------------------------------------------------
     End of period                                                           $273,159,826      $ 87,973,228
===========================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                         Mentor Intermediate                Mentor Fixed-
                                                                         Duration Portfolio               Income Portfolio
                                                                     ---------------------------     ---------------------------
                                                                      Six Months                     Six Months
                                                                        Ended            Year           Ended           Year
                                                                       4/30/97          Ended          4/30/97          Ended
                                                                     (Unaudited)       10/31/96      (Unaudited)      10/31/96
---------------------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income                                               $     49,213     $  617,921     $ 1,567,688     $ 2,270,255
  Net realized gain (loss) on investments                                   19,756        (22,388)         17,781         (37,346)
  Change in unrealized appreciation (depreciation)
     of investments                                                        (31,246)      (129,285)       (811,103)       (263,824)
---------------------------------------------------------------------------------------------------------------------------------
  Increase in net assets resulting from operations                          37,723        466,248         774,366       1,969,085
---------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income                                                 (40,257)      (668,787)     (1,401,902)     (2,177,204)
     Net realized gain on investments                                            -       (494,719)              -      (1,453,358)
---------------------------------------------------------------------------------------------------------------------------------
     Net decrease from distributions                                       (40,257)    (1,163,506)     (1,401,902)     (3,630,562)
---------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 7)
     Net proceeds from sale of shares                                       44,846        584,296       8,756,941      22,115,938
     Reinvested distributions                                               40,256      1,161,333       1,388,756       3,624,390
     Cost of shares redeemed                                            (2,641,229)    (9,630,657)     (7,315,635)     (8,170,562)
---------------------------------------------------------------------------------------------------------------------------------
     Change in net assets from capital share transactions               (2,556,127)    (7,885,028)      2,830,062      17,569,766
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                       (2,558,661)    (8,582,286)      2,202,526      15,908,289

NET ASSETS
     Beginning of period                                                 3,383,511     11,965,797      49,961,748      34,053,459
---------------------------------------------------------------------------------------------------------------------------------
     End of period                                                    $    824,850     $3,383,511     $52,164,274     $49,961,748
=================================================================================================================================



MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS

                                                                       Mentor Cash Management Portfolio
                                                                  -------------------------------------------
                                                                  Six Months
                                                                     Ended          Year         Period
                                                                    4/30/97        Ended         Ended
                                                                  (Unaudited)     10/31/96    10/31/95(b)
-------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                               $    1.00      $  1.00       $   1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                 0.03         0.05           0.05
  Net realized and unrealized gain (loss) on investments                   -*           - *            -
-------------------------------------------------------------------------------------------------------------
  Total from investment operations                                      0.03         0.05           0.05

LESS DISTRIBUTIONS
  Dividends from income                                                (0.03)       (0.05)         (0.05)
  Distributions from capital gains                                         -*           - *            -
-------------------------------------------------------------------------------------------------------------
  Total distributions                                                  (0.03)       (0.05)         (0.05)
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                     $    1.00      $  1.00       $   1.00
=============================================================================================================

Total Return                                                            2.68%        5.60%          5.06%
-------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                           $ 273,160      $87,973       $ 69,997

Ratio of expenses to average net assets                                 0.06%(a)     0.04%          0.04%(a)

Ratio of expenses to average net assets excluding waiver                0.09%(a)     0.12%          0.18%(a)

Ratio of net investment income to average net assets                    5.30%(a)     5.54%          5.56%(a)

Portfolio turnover rate                                                    -            -              -
=============================================================================================================

(a) Annualized.
(b) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.
(c) For the period from December 19, 1994 (commencement of operations) to October 31, 1995.
(d) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.

 * Reflects net realized gain (loss) which was under $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

                                         Mentor Intermediate Duration Portfolio             Mentor Fixed-Income Portfolio
                                        ----------------------------------------     ------------------------------------------
                                        Six Months                                   Six Months
                                           Ended          Year         Period           Ended          Year          Period
                                          4/30/97        Ended          Ended          4/30/97         Ended         Ended
                                        (Unaudited)     10/31/96     10/31/95(c)     (Unaudited)     10/31/96     10/31/95(d)
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM INVESTMENT OPERATIONS        $ 12.47        $13.31        $ 12.50         $ 12.89        $ 13.71       $  12.50
  Net investment income                     0.43          0.96           0.77            0.41           0.77           0.81
  Net realized and unrealized gain
      (loss) on investments                (0.15)        (0.24)          0.75           (0.21)         (0.16)          1.14
-------------------------------------------------------------------------------------------------------------------------------
  Total from investment operations          0.28          0.72           1.52            0.20           0.61           1.95

LESS DISTRIBUTIONS
  Dividends from income                    (0.30)        (1.01)         (0.71)          (0.37)         (0.77)         (0.74)
  Distributions from capital gains             -         (0.55)             -               -          (0.66)             -
-------------------------------------------------------------------------------------------------------------------------------
  Total distributions                      (0.30)        (1.56)         (0.71)          (0.37)         (1.43)         (0.74)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD           $ 12.45        $12.47        $ 13.31         $ 12.72        $ 12.89       $  13.71
===============================================================================================================================

Total Return                                2.27%         5.90%         12.38%           1.58%          4.87%         15.90%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) $   825        $3,384        $11,966         $52,164        $49,962       $ 34,053

Ratio of expenses to average net assets     0.10%(a)      0.05%          0.05%(a)        0.10%(a)       0.05%          0.05%(a)

Ratio of expenses to average net assets     1.70%(a)      0.31%          0.25%(a)        0.14%(a)       0.17%          0.22%(a)
     excluding waiver

Ratio of net investment income to average   6.29%(a)      5.92%          6.52%(a)        6.39%(a)       6.22%          6.75%(a)
     net assets

Portfolio turnover rate                       66%          215%           307%            116%           226%           302%
================================================================================================================================


                                      19




MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997
(UNAUDITED)

NOTE 1: ORGANIZATION
Mentor Institutional Trust was organized on February 8, 1994, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of five separate diversified portfolios
(hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at April 30, 1997, as follows:

     Mentor U.S. Government
        Cash Management Portfolio
        ("Cash Management Portfolio")
     Mentor Intermediate Duration Portfolio
        ("Intermediate Duration Portfolio")
     Mentor Fixed-Income Portfolio
        ("Fixed-Income Portfolio")
     Mentor Perpetual International Portfolio
        ("International Portfolio")
     SNAP Fund

The assets of each Portfolio of the Trust are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

These financial statements do not include the International Portfolio and the SNAP Fund.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

A. Valuation of Securities

Securities held by the Cash Management Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of

                                       20

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

U.S. Government obligations held by the Intermediate Duration Portfolio and the Fixed-Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

B. Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's possession all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

                                       21

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

C. Security Transactions and Interest Income

Security transactions for the Portfolios are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Dividends are recorded on ex-dividend date. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.

D. Expenses

Expenses arising in connection with a Portfolio are allocated to that Portfolio.
Other Trust expenses are allocated among the Portfolios in proportion to their relative net assets.

E. Federal Taxes

No provision for federal income taxes has been made since it is each Portfolio's intent to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within allowable time limit substantially all taxable income and realized capital gains.

F. When-Issued and Delayed Delivery Transactions

The Fixed-Income Portfolio and the Intermediate Duration Portfolio may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

G. Deferred Expenses

Costs incurred by the Portfolios in connection with their initial share

                                       22

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.

H. Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferral of wash sales.

NOTE 3: DIVIDENDS
Dividends will be declared daily and paid monthly by the Cash Management
Portfolio. Dividends are declared and paid quarterly by the Fixed-Income
Portfolio and Intermediate Duration Portfolio. Capital gains realized by each Portfolio, if any, will be distributed annually.

NOTE 4: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS
The Cash Management Portfolio, Intermediate Duration Portfolio and Fixed-Income
Portfolio have entered into an Investment Management Agreement with Mentor
Investment Advisors, LLC ("Mentor Advisors") to provide investment advisory services to each of the Portfolios. Mentor Advisors receives no compensation for its services. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment
Group, LLC, ("Mentor") which is a subsidiary of Wheat First Butcher Singer, Inc.
and EVEREN Capital Corporation which has a 20% ownership in Mentor.

In order to limit the annual operating expenses of the Portfolios, Mentor
Advisors may bear certain expenses incurred in connection with the operation of the Portfolios. For the six months ended April 30, 1997, Mentor Advisors bore expenses of $36,892, $12,507 and $11,171 respectively, for the Cash Management
Portfolio, Intermediate Duration Portfolio and Fixed-Income Portfolio.

Mentor provides administrative personnel and services to each Portfolio, pursuant to an Administration Agreement. Mentor receives no compensation for such services.

                                       23

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 5: INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments), for the six months ended April 30, 1997, were as follows:

      Portfolio            Purchases         Sales
-----------------------------------------------------
Cash Management                     -               -
Intermediate Duration     $   933,423     $ 3,380,591
Fixed-Income               53,035,748      54,821,710
-----------------------------------------------------

NOTE 6: UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS
The cost of investments for federal income tax purposes amounted to $273,466,446 for the Cash Management Portfolio, $790,751 for the Intermediate Duration Portfolio, and $51,458,614 for the Fixed-Income Portfolio at April 30, 1997. Gross unrealized appreciation and depreciation of investments at April 30, 1997 were as follows:

                             Gross            Gross             Net
                           Unrealized       Unrealized       Unrealized
      Portfolio           Appreciation     Depreciation     Depreciation
------------------------------------------------------------------------
Cash Management                    -                -                -
Intermediate Duration       $    955         $  5,475         $ (4,520)
Fixed-Income                 351,558          379,092          (27,534)
------------------------------------------------------------------------

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 7: CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:

                                                                    Mentor U.S. Government
                                                                  Cash Management Portfolio
                                                                 Six Months
                                                                   Ended          Year Ended
                                                                  4/30/97          10/31/96
                                                                ------------------------------
Shares sold                                                      337,439,045       169,019,163
Shares issued upon reinvestment of distributions                   5,786,996         4,642,653
Shares redeemed                                                 (158,039,443)     (155,685,567)
                                                                ------------------------------
Change in net assets from capital share transactions             185,186,598        17,976,249
                                                                ==============================


                                                                  Mentor Intermediate
                                                                   Duration Portfolio
                                                                Six Months       Year
                                                                  Ended          Ended
                                                                 4/30/97       10/31/96
                                                                ------------------------
Shares sold                                                         3,564         45,573
Shares issued upon reinvestment of distributions                    3,238         91,944
Shares redeemed                                                  (211,772)      (765,033)
                                                                ------------------------
Change in net assets from capital share transactions             (204,970)      (627,516)
                                                                =========================

                                                                   Mentor Fixed-Income
                                                                        Portfolio
                                                                Six Months
                                                                  Ended        Year Ended
                                                                 4/30/97        10/31/96
                                                                -------------------------
Shares sold                                                       681,791       1,725,003
Shares issued upon reinvestment of distributions                  109,408         282,124
Shares redeemed                                                  (563,997)       (616,390)
                                                                -------------------------
Change in net assets from capital share transactions              227,202       1,390,737
                                                                =========================

      INVESTMENT MANAGER
         CORPORATE OFFICE

            Mentor Investment Advisors, LLC
            Riverfront Plaza, 901 East Byrd Street
            Richmond, Virginia 23219

      TRUSTEES

      Daniel J. Ludeman, TRUSTEE & CHAIRMAN
          Chairman and Chief Executive Officer
          Mentor Investment Group, LLC

      Arnold H. Dreyfuss, TRUSTEE
          Former Chairman and Chief Executive Officer
          Hamilton Beach/Proctor-Silex, Inc.

      Thomas F. Keller, TRUSTEE
          Former Dean, Fuqua School of Business
          Duke University

      Louis W. Moelchert, Jr., TRUSTEE
          Vice President for Business & Finance
          University of Richmond

      Stanley F. Pauley, Jr., TRUSTEE
          Chairman and Chief Executive Officer
          Carpenter Company

      Troy A. Peery, Jr., TRUSTEE
          President
          Heilig-Meyers Company

      OFFICERS

      Paul F. Costello, PRESIDENT
          Managing Director
          Mentor Investment Group, LLC

      Terry L. Perkins, TREASURER
          Senior Vice President
          Mentor Investment Group, LLC

      John M. Ivan, SECRETARY
          Managing Director/Assistant General Counsel
          Wheat First Butcher Singer, Inc.

      Michael A. Wade, ASSISTANT TREASURER
          Vice President
          Mentor Investment Group, LLC

                              MENTOR INSTITUTIONAL TRUST

                          ---------------------------------
                                  SEMI-ANNUAL REPORT
                          ---------------------------------

                                    April 30, 1997





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